                                                                    Exhibit 10.1

                   NOTE AND WARRANT PURCHASE AGREEMENT

     This Note and Warrant Purchase Agreement (this "Agreement") is dated as of June __, 2004, among Americana  Publishing,  Inc., a Colorado  corporation
(the  "Company"),  and the purchasers  identified on the signature  pages hereto (each,  including its successors and assigns,  a  "Purchaser"  and collectively the "Purchasers").

     WHEREAS,  subject to the terms and  conditions  set forth in this Agreement and  pursuant to Section  4(2) of the  Securities  Act of 1933,  as amended (the
"Securities  Act")  and  Rule 506  promulgated  thereunder,  the  Company desires to issue and sell to each Purchaser,  and each Purchaser,  severally and not jointly, desires to purchase from the Company,  securities of the Company as more fully described in this Agreement.

     NOW, THEREFORE,  IN CONSIDERATION of the mutual covenants contained in this
Agreement,  and for  other  good and  valuable  consideration  the  receipt  and adequacy of which are hereby acknowledged,  the Company and each Purchaser agree as follows:

                                ARTICLE I
                               DEFINITIONS

     1.1 Definitions.  In addition to the terms defined elsewhere in this
Agreement:  (a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Convertible  Notes (as defined herein),  and
(b) the  following  terms  have the  meanings  indicated  in this  Section
1.1:

     "Affiliate"  means any Person  that,  directly or  indirectly through one or more  intermediaries,  controls or is  controlled  by or is under common control with a Person, as such terms are used in and construed under Rule
144 under the Securities Act.

     "Closing"  means the closing of the  purchase and sale of the
Securities pursuant to Section 2.1.

     "Closing  Date"  means  the  Trading  Day  when  all  of  the
Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) each Purchaser's obligations to pay the  Subscription  Amount have been  satisfied or waived (ii) and the  Company's obligations to deliver the Securities have been satisfied or waived.

     "Common  Stock"  means the common stock of the  Company,  par value $0.001 per share,  and any  securities  into which such common stock shall hereinafter have been reclassified into.

     "Common  Stock  Equivalents"  means  any  securities  of  the
Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation,  any debt, preferred stock, rights,  options,  warrants or other  instrument that is at any time convertible into or exchangeable  for, or otherwise  entitles the holder thereof to receive,
Common Stock.

     "Convertible  Notes"  means the 10% Convertible Notes, issued by the Company to the Purchasers hereunder.

     "Effective Date" means the date that the initial Registration
Statement filed by the Company pursuant to  Section  4.11 is first declared effective by the Securities and Exchange Commission.

       "Escrow  Agent"  shall mean  Richardson  & Patel LLP as set forth in the Escrow Agreement.

     "Escrow   Agreement"  shall  mean  the  Escrow  Agreement  in
substantially   the  form  of   Exhibit   A  hereto   executed   and   delivered
contemporaneously with this Agreement.

     "Exempt  Issuances" shall mean the issuance of (a) restricted stock  without  registration  rights,  (b)  securities  upon the  exercise of or conversion of any  securities  issued  hereunder,  (c)  convertible  securities, options  or  warrants  issued  and  outstanding  on the date of this  Agreement, provided  that  such  securities  have not been  amended  since the date of this
Agreement to increase the number of such  securities,  (d) securities  issued to
Richardson  & Patel LLP, or its assigns,  in  consideration  for legal  services rendered,  (e)  securities  issued to Done!  Ventures  LLC, or its assigns,  for consulting services rendered, or (f) issuance of up to 5,000,000 shares of stock registered  under a Form S-8 to  consultants  or  advisors  not  fitting  in the foregoing categories.

     "Exchange  Act" means the Securities Exchange Act of 1934, as amended.

     "Market  Price"  shall mean the most recent closing bid price per share of the Common Stock on the Trading Market on which the Common Stock is then listed or quoted.

     "Person"  means an  individual or  corporation,  partnership, trust,  incorporated  or  unincorporated  association,  joint  venture,  limited liability company, joint stock company,  government (or an agency or subdivision thereof) or other entity of any kind.

     "Registration   Statemen"   means  a  registration  statement
meeting the requirements set forth in
Section 4.11 hereof and covering the resale of the Underlying Shares by each Purchaser.

     "Required  Minimum"  means,  as  of  any  date,  the  maximum aggregate  number of shares of Common Stock then issued or potentially  issuable in the future  pursuant to the Transaction  Documents,  including any Underlying
Shares  issuable  upon  exercise  or  conversion  in  full of all  Warrants  and
Convertible Notes (including Underlying Shares issuable as payment of interest).

     "Securities"  means the Convertible  Notes,  the Warrants and the Underlying Shares.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Subscription  Amount"  means,  as  to  each  Purchaser,  the aggregate  amount  to be paid  for  Convertible  Notes  and  Warrants  purchased hereunder as specified below such Purchaser's name on the signature page of this
Agreement  and next to the  heading  "Subscription  Amount",  in  United  States
Dollars and in immediately available funds.

     "Subsequent  Financing"  shall have the  meaning  ascribed to such term in Section 4.09.

     "Trading  Day"  means any day during which the Trading Market shall be open for business.

     "Trading  Market" means the following markets or exchanges on which the Common Stock is listed
or quoted for trading on the date in question: OTC Bulletin Board, the American Stock Exchange, the New York
Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "Transaction Documents" means this Agreement, the Convertible
Notes, the Warrants, the Escrow
Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

     "Underlying Shares" means the shares of Common Stock issuable upon  conversion  of the  Convertible  Notes,  if any, and upon  exercise of the
Warrants.

     "Warrants"  means  collectively  the  Common  Stock  purchase warrants  delivered  to  the  Purchasers  at  the  Closing  in  accordance  with
Section   2.2   hereof,   which   Warrants  shall  be  exercisable
immediately and for a term of two years.

     "Warrant  Shares"  means the shares of Common Stock  issuable upon exercise of the Warrants.

                                ARTICLE II
                            PURCHASE AND SALE

     2.1 Closing.  On the Closing Date, upon the terms and subject to the conditions set forth herein,  concurrent with the execution and delivery of this
Agreement by the parties hereto,  the Company agrees to sell, and each Purchaser agrees to purchase in the aggregate, severally and not jointly, the Subscription
Amount of the  Convertible  Notes.  Each  Purchaser  shall deliver to the Escrow
Agent via wire transfer or a certified  check for  immediately  available  funds equal to their respective  Subscription  Amount and the Company shall deliver to each  Purchaser  their  respective  Convertible  Note and Warrants as determined pursuant  to  Section  2.2(a)  and the  other  items  set forth in
Section  2.2  issuable at the Closing.  Upon  satisfaction  of the conditions set forth in  Section  2.2,  the Closing shall occur at the  offices  of the Escrow  Agent or such other  location  as the  Company  and
Purchaser shall mutually agree.

     2.2  Conditions  to  Closing.  The  Closing  shall be subject to the following conditions and deliveries being met on the Closing Date:

          (a) At or prior to the Closing,  unless otherwise indicated below, the
     Company  shall  deliver or cause to be  delivered  to the Escrow Agent with respect to each Purchaser the following:

               (i) a  Convertible  Note with a  principal  amount  equal to such
          Purchaser's  Subscription  Amount,  registered  in the  name  of  such
          Purchaser;

               (ii) a  Warrant  registered  in the  name  of such  Purchaser  to purchase up to a number of shares of Common Stock equal to the product of the  Purchaser's  Subscription  Amount  multiplied  by 120, with an exercise  price  equal to $0.011  per  share,  subject  to  adjustment therein;

               (iii) a  Warrant  registered  in the  name of such  Purchaser  to purchase up to a number of shares of Common Stock equal to the product of the  Purchaser's  Subscription  Amount  multiplied  by 40,  with an exercise  price  equal to  $0.02  per  share,  subject  to  adjustment therein;

               (iv) a  Warrant  registered  in the  name  of such  Purchaser  to purchase up to a number of shares of Common Stock equal to the product of the  Purchaser's  Subscription  Amount  multiplied  by 40,  with an exercise  price  equal to  $0.04  per  share,  subject  to  adjustment therein; and

               (v) this Agreement, duly executed by the Company.

          (b) At or prior to the Closing,  each Purchaser shall deliver or cause to be delivered to the Escrow Agent the following:

               (i) such Purchaser's Subscription Amount;

               (ii) this Agreement, duly executed by such Purchaser;

               (iii) such Purchaser's Subscription Agreement; and

               (iv) the Warrants, duly executed by such Purchaser.

                               ARTICLE III
                      REPRESENTATIONS AND WARRANTIES

     3.1  Representations  and  Warranties  of the  Company.  The Company
hereby  makes  the  representations  and  warranties  set  forth  below  to each
Purchaser.

          (a)  Organization and  Qualification.  The Company is an entity duly  incorporated  or otherwise  organized,  validly  existing and in good standing under the laws of the jurisdiction of its incorporation,  with the requisite  power and authority to own and use its properties and assets and to carry on its  business  as  currently  conducted.  The Company is not in violation  of any of  the  provisions  of  its  respective  certificate  or articles  of  incorporation,  bylaws  or other  organizational  or  charter documents.  The Company is duly  qualified  to do  business  and is in good standing as a foreign  corporation or other entity in each  jurisdiction in which the nature of the business  conducted  or property  owned by it makes such qualification  necessary,  except where the failure to be so qualified or in good standing,  as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material  adverse  effect on the results of operations, assets,  prospects,  business or condition  (financial or otherwise) of the
     Company taken as a whole, or (iii) adversely  impair the Company's  ability to  perform  fully on a  timely  basis  its  obligations  under  any of the
     Transaction Documents.

          (b) Authorization;  Enforcement.  The Company has the requisite corporate  power  and  authority  to  enter  into  and  to  consummate  the
     transactions   contemplated  by  each  of  the  Transaction  Documents  and otherwise  to  carry  out its  obligations  hereunder  or  thereunder.  The execution and delivery of each of the Transaction  Documents by the Company and the  consummation  by it of the  transactions  contemplated  hereby  or thereby have been duly  authorized by all  necessary  action on the part of the  Company and no further  consent or action is required by the  Company.
     Each of the Transaction  Documents has been (or upon delivery will be) duly executed by the Company and, when  delivered in  accordance  with the terms hereof,  will  constitute  the valid and binding  obligation of the Company enforceable  against the Company in accordance  with its terms,  subject to applicable bankruptcy,  insolvency, fraudulent conveyance,  reorganization, moratorium  and  similar  laws  affecting  creditors'  rights and  remedies generally and general principles of equity.

          (c) No  Conflicts.  The execution,  delivery and performance of the  Transaction  Documents  by the  Company  and the  consummation  by the
     Company of the transactions  contemplated  thereby do not and will not: (i)
     conflict  with or violate any  provision of the  Company's  certificate  or articles  of  incorporation,  bylaws  or other  organizational  or  charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give
     to  others  any  rights  of   termination,   amendment,   acceleration   or
     cancellation  (with or  without  notice,  lapse of time or  both)  of,  any agreement,  credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other  understanding  to which the Company is a party or by which any property or asset of the Company is bound or  affected,  or
     (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction,  decree  or other  restriction  of any  court  or  governmental authority  to which the  Company is subject  (including  federal  and state securities laws and regulations),  or by which any property or asset of the
     Company is bound or  affected;  except in the case of each of clauses  (ii)
     and (iii),  such as could not,  individually  or in the aggregate,  have or result in a material adverse effect on the Company.

3.2  Representations  and  Warranties of the  Purchasers.  Each Purchaser
hereby,  for itself and for no other  Purchaser,  represents and warrants to the
Company as follows:

          (a) Organization; Authority. If such Purchaser is an entity, it is duly organized,  validly existing and in good standing under the laws of the  jurisdiction  of its  organization  with the  requisite  corporate  or partnership  power  and  authority  to  enter  into and to  consummate  the transactions  contemplated  by the  Transaction  Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of the
     Securities  hereunder has been duly  authorized by all necessary  action on the part of such  Purchaser.  This Agreement has been duly executed by such
     Purchaser,  and when  delivered by such  Purchaser in  accordance  with the terms hereof,  will constitute the valid and legally binding  obligation of such Purchaser,  enforceable against it in accordance with its terms except
     (i)  as  limited  by  applicable  bankruptcy,  insolvency,  reorganization, moratorium and other laws of general application  affecting  enforcement of creditors'  rights  generally  and (ii) as limited by laws  relating to the availability of specific performance,  injunctive relief or other equitable remedies.

          (b) Investment Representation.  Such Purchaser is acquiring the
     Securities  as principal  for its own account and not with a view to or for distributing  or reselling  such  Securities or any part  thereof,  without prejudice, however, to such Purchaser's right, subject to the provisions of this  Agreement,  at all times to sell or  otherwise  dispose of all or any part of such  Securities  pursuant to an effective  registration  statement under the Securities Act or under an exemption from such  registration  and in compliance with applicable  Federal and state securities  laws.  Nothing contained  herein  shall be deemed a  representation  or  warranty  by such
     Purchaser  to  hold  Securities  for any  period  of  time  or  limit  such
     Purchaser's  right  to sell the  Securities  pursuant  to the  Registration
     Statement or  otherwise in  compliance  with  applicable  federal and state securities  laws.  Such Purchaser is acquiring the Securities  hereunder in the  ordinary  course of its  business.  Such  Purchaser  does not have any agreement  or  understanding,  directly or  indirectly,  with any Person to distribute any of the Securities.  All of the  representations,  warranties and information of Purchaser  provided in the Subscription  Application are incorporated herein, and made a part hereof by this reference.

          (c)  Purchaser  Status.  At the time such Purchaser was offered the  Securities,  it was, and at the date hereof it is, and on each date on which it exercises any Warrants or converts any  Convertible  Notes it will be, an "accredited investor" as defined in Rule 501(a) under the Securities
     Act. Such Purchaser has not been formed solely for the purpose of acquiring the  Securities.  Such  Purchaser is not a registered  broker-dealer  under
     Section 15 of the Exchange Act.

          (d) Experience of such Purchaser.  Such Purchaser, either alone or together with its  representatives,  has such knowledge,  sophistication and  experience  in business and  financial  matters so as to be capable of evaluating  the  merits  and  risks of the  prospective  investment  in the
     Securities,  and has so evaluated the merits and risks of such  investment.
     Such  Purchaser is able to bear the economic  risk of an  investment in the
     Securities  and, at the present  time, is able to afford a complete loss of such investment.

          (e) General Solicitation.  Such Purchaser is not purchasing the
     Securities  as a result  of any  advertisement,  article,  notice  or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over  television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f)  Due  Diligence.  Purchaser  (i)  has  been  provided  with sufficient  information with respect to the business of the Company for the
     Purchaser to  determine  the  suitability  of making an  investment  in the
     Company and such  documents  relating to the Company as the  Purchaser  has requested and the Purchaser has carefully  reviewed the same, (ii) has been provided with such additional  information  with respect to the Company and its business and financial  condition as the Purchaser,  or the Purchaser's agent or attorney, has requested, (iii) has had access to management of the
     Company  and  the  opportunity  to  discuss  the  information  provided  by management  of the Company and any  questions  that the  Purchaser had with respect  thereto  have  been  answered  to  the  full  satisfaction  of the
     Purchaser,  and has reviewed the  Company's  public  reports filed with the
     Securities  and  Exchange  Commission  under  the  Securities  Act  and the
     Exchange Act.

          (g) No Prior Short Selling.  Purchaser  represents and warrants to the  Company  that at no time  prior to the date of this  Agreement  has
     Purchaser,  its  agents,   representatives  or  affiliates  engaged  in  or
     effected, in any manner whatsoever,  directly or indirectly, any (i) "short sale" (as such term is  defined in Rule 3b-3 of the 1934 Act) of the Common
     Stock or (ii) hedging  transaction,  which establishes a net short position with respect to the Common Stock.

     3.4 U.S.A. Patriot Act Representations

          (a) Purchaser represents, warrants and covenants that Purchaser:

               (i)(a) is  subscribing  for the Securities  for  Purchaser's  own account, own risk and own beneficial interest, (b) is not acting as an agent, representative,  intermediary, nominee or in a similar capacity for any other person or entity,  nominee account or beneficial  owner, whether  a  natural  person or entity  (each  such  natural  person or entity, an "Underlying Beneficial Owner") and no Underlying Beneficial
          Owner will have a beneficial  or economic  interest in the  Securities
          being  purchased  by  Purchaser   (whether   directly  or  indirectly,
          including without limitation, through any option, swap, forward or any other  hedging  or  derivative  transaction),  (c) if it is an entity, including, without limitation, a fund-of-funds, trust, pension plan or any other entity that is not a natural person (each, an "Entity"), has
          carried  out  thorough  due  diligence  as  to  and   established  the
          identities of such Entity's investors,  directors, officers, trustees, beneficiaries and grantors (to the extent applicable,  each a "Related
          Person" of such Entity),  holds the evidence of such identities,  will maintain  all such  evidence  for at least five years from the date of
          Purchaser's  resale or other  disposition of all the Securities,  will request  such  additional  information  as the  Company may require to verify such  identities as may be required by applicable law, and will make such information  available to the Company upon its request,  and
          (d) does  not  have  the  intention  or  obligation  to sell,  pledge, distribute,  assign or transfer all or a portion of the  Securities to any  Underlying  Beneficial  Owner or any other person;  or (check and initial one box)

               (ii)(a) is  subscribing  for the Securities as a record owner and will not have a beneficial  ownership interest in the Securities,  (b)
          is acting as an agent, representative,  intermediary,  nominee or in a similar  capacity  for one or more  Underlying  Beneficial  Owners (as defined in (A)(i)(a) above), and understands and acknowledges that the representations,  warranties  and  agreements  made  in the  Financing
          Documents are made by Purchaser with respect to both Purchaser and the
          Underlying  Beneficial  Owner(s),  (c) has  all  requisite  power  and authority  from the  Underlying  Beneficial  Owner(s)  to execute  and perform the  obligations  under the  Subscription  Agreement,  (d) has
          carried  out  thorough  due  diligence  as  to  and   established  the
          identities of all Underlying  Beneficial Owners (and, if an Underlying
          Beneficial  Owner is not a  natural  person,  the  identities  of such
          Underlying   Beneficial   Owner's   Related  Persons  (to  the  extent
          applicable)), holds the evidence of such identities, will maintain all such  evidence  for at least five  years from the date of  Purchaser's resale or other disposition of all the Securities,  and will make such information available to the Company upon its request and (e) does not have the intention or obligation to sell, pledge,  distribute,  assign or transfer  all or a portion of the  Securities  to any person  other than the Underlying Beneficial Owner(s).

          (b)  Purchaser  hereby  represents  and  warrants  that  the  proposed investment  in the  Company  that is being  made on its own  behalf  or, if applicable, on behalf of any Underlying Beneficial Owners does not directly
     or  indirectly   contravene   United  States  federal,   state,   local  or
     international  laws  or  regulations  applicable  to  Purchaser,  including anti-money laundering laws (a "Prohibited Investment").

          (c) Federal  regulations and Executive Orders administered by the U.S.
     Treasury  Department's  Office of Foreign Assets Control ("OFAC") prohibit, among other things,  the engagement in transactions with, and the provision of services  to,  certain  foreign  countries,  territories,  entities  and individuals. The lists of OFAC prohibited countries,  territories,  persons and  entities  can be  found  on the OFAC  website  at  www.treas.gov/ofac.
     Purchaser  hereby  represents  and warrants that neither  Purchaser nor, if applicable,  any  Underlying  Beneficial  Owner  or  Related  Person,  is a
     country,  territory,  person  or  entity  named  on an  OFAC  list,  nor is
     Purchaser nor, if applicable,  any Underlying  Beneficial  Owner or Related
     Person,  a natural person or entity with whom dealings are prohibited under any OFAC regulations.

          (d) Purchaser  represents and warrants that neither  Purchaser nor, if applicable,  any Underlying Beneficial Owner or Related Person, is a senior foreign political figure, or any immediate family member or close associate of a senior foreign  political figure within the meaning of, and applicable guidance issued by the Department of the Treasury concerning, the U.S. Bank
     Secrecy Act (31 U.S.C. §5311 et seq.), as amended, and any regulations promulgated thereunder.

          (e) Purchaser  agrees promptly to notify the Company should  Purchaser become aware of any change in the  information  set forth in paragraphs (A)
     through (D).

          (f) Purchaser  agrees to indemnify and hold harmless the Company,  its affiliates, their respective directors, officers, shareholders,  employees, agents and representatives (each, an "Indemnitee") from and against any and all losses,  liabilities,  damages,  penalties,  costs,  fees and  expenses
     (including legal fees and  disbursements)  (collectively,  "Damages") which may result, directly or indirectly, from Purchaser's  misrepresentations or misstatements  contained  herein or breaches  hereof relating to paragraphs
     (A) through (D).

          (g) Purchaser understands and agrees that, notwithstanding anything to the  contrary  contained  in any  document  (including  any side letters or similar agreements),  if, following Purchaser's  investment in the Company, it is  discovered  that  the  investment  is or  has  become  a  Prohibited
     Investment,  such  investment may immediately be redeemed by the Company or otherwise be subject to the remedies  required by law, and Purchaser  shall have no claim against any Indemnitee for any form of Damages as a result of such forced redemption or other action.

          (h) Upon the written  request  from the Company,  Purchaser  agrees to provide all information to the Company to enable the Company to comply with all applicable  anti-money  laundering  statutes,  rules,  regulations  and policies,  including any policies applicable to a portfolio investment held or proposed to be held by the  Company.  Purchaser  understands  and agrees that the Company may release confidential  information about Purchaser and, if applicable,  any Underlying  Beneficial Owner(s) or Related Person(s) to
     any person,  if the Company,  in its sole discretion,  determines that such
     disclosure  is  necessary  to  comply  with  applicable  statutes,   rules,
     regulations and policies.

                                ARTICLE IV
                     OTHER AGREEMENTS OF THE PARTIES

     4.1 Transfer Restrictions.

          (a) The  Securities  may only be disposed of in compliance  with state and Federal  securities laws. In connection with any transfer of Securities other than pursuant to an effective  registration statement or an exemption therefrom,  to the Company or to an Affiliate  of a Purchaser,  the Company
     may require the transferor  thereof to provide to the Company an opinion of counsel  selected  by  the  transferor  and  reasonably  acceptable  to the
     Company,  the  form and  substance  of which  opinion  shall be  reasonably satisfactory  to the  Company,  to the effect that such  transfer  does not require  registration of such  transferred  Securities under the Securities
     Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this  Agreement  and shall have the rights of a
     Purchaser under this Agreement.

          (b) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities to a financial  institution  that is an "accredited  investor" as defined in Rule 501(a) under the Securities
     Act and, if required  under the terms of such  arrangement,  such Purchaser may  transfer  pledged or secured  Securities  to the  pledgees  or secured parties.  Such pledge or  transfer  would not be subject to approval of the
     Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection  therewith.  Further,  no notice shall be required of such pledge. At the appropriate  Purchaser's  expense, the Company  will execute and deliver such  reasonable  documentation  as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities,  including the preparation and filing of any required  prospectus  supplement  under Rule 424(b)(3) of the
     Securities  Act or other  applicable  provision  of the  Securities  Act to appropriately amend the list of Selling Stockholders thereunder.

     4.2  Acknowledgment  of Dilution.  The Company acknowledges that the issuance of the Securities may result in dilution of the  outstanding  shares of
Common Stock, which dilution may be substantial under certain market conditions.
The Company  further  acknowledges  that its  obligations  under the Transaction
Documents,  including without  limitation its obligation to issue the Underlying
Shares pursuant to the Transaction Documents, are unconditional and absolute and not  subject  to any  right  of  set  off,  counterclaim,  delay  or  reduction, regardless  of the effect of any such dilution or any claim the Company may have against any Purchaser and  regardless of the dilutive  effect that such issuance may have on the ownership of the other stockholders of the Company.

     4.3  Furnishing  of  Information.  As  long  as any  Purchaser  owns
Securities,  the  Company  covenants  to timely  file (or obtain  extensions  in respect  thereof  and file  within the  applicable  grace  period)  all  reports required  to be filed by the  Company  after  the date  hereof  pursuant  to the
Exchange  Act.  The Company  further  covenants  that it will take such  further action as any holder of Securities  may  reasonably  request,  all to the extent required from time to time to enable such Person to sell such Securities without registration  under the  Securities  Act within the limitation of the exemptions provided by Rule 144 under the Securities Act.

     4.4  Integration.  The  Company  shall  not,  and shall use its best efforts to ensure that no Affiliate of the Company shall,  sell,  offer for sale or solicit  offers to buy or otherwise  negotiate in respect of any security (as defined in Section 2 of the  Securities  Act) that would be integrated  with the offer or sale of the Securities in a manner that would require the  registration under the  Securities Act of the sale of the  Securities to the  Purchasers,  or that would be integrated  with the offer or sale of the  Securities for purposes of the rules and regulations of any Trading Market.

     4.5 Reservation and Listing of Securities.

          (a) The  Company  shall  maintain a reserve  from its duly  authorized shares of Common Stock for issuance  pursuant to the Transaction  Documents in such amount as may be required to fulfill its  obligations in full under the Transaction Documents.

          (b) If, on any  date,  the  number of  authorized  but  unissued  (and otherwise  unreserved)  shares  of Common  Stock is less than the  Required
     Minimum on such date,  then the Board of Directors of the Company shall use commercially  reasonable  efforts  to amend the  Company's  certificate  or articles of incorporation to increase the number of authorized but unissued shares of Common  Stock to at least the Required  Minimum at such time,  as soon as  possible  and in any event not later  than the 60th day after such date, or, alternatively, shall conduct a reverse stock split (as previously authorized  by the  shareholders  of the  Company)  to have the  result  of increasing the number of authorized but unissued  shares of Common Stock to at least the Required Minimum on an adjusted basis.

          (c) The  Company  shall,  if  applicable:  (i) in the time and  manner required by the Trading  Market,  prepare and file with such Trading Market an additional  shares  listing  application  covering a number of shares of
     Common  Stock at least  equal to the  Required  Minimum on the date of such application,  (ii) take all steps  necessary to cause such shares of Common
     Stock to be approved for listing on the Trading  Market as soon as possible thereafter,  (iii) provide to the Purchasers evidence of such listing,  and
     (iv)  maintain  the listing of such Common Stock on any date at least equal to the  Required  Minimum  on such date on such  Trading  Market or another
     Trading Market.

     4.6  Conversion  and  Exercise  Procedures.  The form of  Notice  of
Exercise included in the Warrants and the form of Notice of Conversion  included in the  Convertible  Notes set forth the totality of the procedures  required of the  Purchasers  in order to exercise  the  Warrants or convert the  Convertible
Notes.  The Company shall honor exercises of the Warrants and conversions of the
Convertible  Notes and shall deliver  Underlying  Shares in accordance  with the terms, conditions and time periods set forth in the Transaction Documents.

     4.7 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities  hereunder for working  capital  purposes and not for the satisfaction  of any portion of the Company's  debt (other than payment of trade payables,  capital lease obligations and accrued expenses in the ordinary course of the Company's business and prior practices),  to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

     4.8  Indemnification.  The  Company  will  indemnify  and  hold  the
Purchasers and their directors, officers, shareholders,  partners, employees and agents  (each,  a  "Purchaser  Party")  harmless from any and all losses, liabilities,  obligations,  claims, contingencies,  damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys'  fees and costs of  investigation  that any such Purchaser  Party may suffer or incur as a result of or relating to: (a) any misrepresentation, breach or  inaccuracy,  or any  allegation  by a  third  party  that,  if  true,  would constitute a breach or inaccuracy,  of any of the  representations,  warranties, covenants or  agreements  made by the Company in this  Agreement or in the other
Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and arising solely out of or solely  resulting from the execution,  delivery, performance or enforcement of this Agreement or any of the other  Transaction  Documents and without  causation by any other  activity, obligation,  condition or liability  pertaining to such Purchaser and not to the transactions  contemplated  by this  Agreement.  The Company will reimburse such
Purchaser for its reasonable legal and other expenses (including the cost of any investigation,  preparation  and travel in  connection  therewith)  incurred  in connection therewith, as such expenses are incurred.

     4.9 Prohibition on Further Issuances of Stock.  From the date hereof until the later of 6 months  after the Closing or 3 months  after the  Effective
Date, other than as contemplated by this Agreement,  the Company shall not issue or sell any  Common  Stock or  Common  Stock  Equivalents  registered  under the
Securities  Act,  or with  rights  of  registration  under  the  Securities  Act applicable to the registration  statement  contemplated herein.  Notwithstanding anything to the contrary herein, this Section  4.9 shall not apply to any Exempt Issuance. Additionally, in additional to the limitations set forth herein,  from the date hereof until such time as no  Purchaser  holds any of the
Securities,  the Company  shall be  prohibited  from  effecting or enter into an agreement  to effect any  Subsequent  Financing  involving a  "Variable  Rate
Transaction" or an "MFN  Transaction" (each as defined below) without the consent of a majority of the  Purchasers  hereunder  (calculated  based upon initial Subscription Amount). The term "Variable Rate Transaction"  shall mean a transaction  in which the Company  issues or sells (i) any debt or equity securities  that are  convertible  into,  exchangeable  or  exercisable  for, or include the right to receive  additional  shares of Common Stock either (A) at a conversion,  exercise or exchange  rate or other price that is based upon and/or varies with the trading  prices of or quotations  for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B)
with a conversion,  exercise or exchange price that is subject to being reset at some future date after the initial  issuance of such debt or equity  security or upon the  occurrence  of specified or contingent  events  directly or indirectly related to the business of the Company or the market for the Common  Stock.  The term  "MFN  Transaction"  shall mean a  transaction  in which the Company issues or sells any  securities in a capital  raising  transaction  or series of related transactions which grants to an investor the right to receive additional shares  based upon future  transactions  of the Company on terms more  favorable than those granted to such investor in such offering.

     4.10 Registration Rights. The Company shall, at its expense, use its best efforts to cause a Form SB-2  Registration  Statement,  or other applicable registration  statement under the Securities Act, to be filed within  forty-five
(45) days after the Closing and naming each Purchaser as a "selling stockholder"
thereunder with respect to the number of Underlying Shares calculated assuming a
Conversion  Price (as  defined in the  Convertible  Note)  equal to the  initial
Conversion Floor of $0.005 per share.

     4.11 No Short Sales or Hedging  Transactions.  The Purchaser  agrees that  beginning  on the  date of this  Agreement  and  ending  at such  time all
Securities  purchased  hereunder  are sold,  neither  Purchaser  nor its agents, representatives  and  affiliates  shall in any manner  whatsoever  enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in
Rule 3b-3 of the Exchange Act) of the Common Stock or (ii) hedging  transaction, which establishes a net short position with respect to the Common Stock.

                                ARTICLE V
                              MISCELLANEOUS

     5.1 Entire Agreement.  The Transaction Documents,  together with the exhibits and schedules thereto,  contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     5.2  Notices.  Any  and  all  notices  or  other  communications  or deliveries  required or permitted to be provided  hereunder  shall be in writing and  shall be deemed  given and  effective  on the  earliest  of (a) the date of transmission,  if such notice or  communication  is delivered  via  facsimile or email (if  designated)  prior to 4:30 p.m. (Los Angeles local time) on a Trading
Day with electronic confirmation of delivery, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email (if  designated)  on a day that is not a Trading Day or later than 4:30
p.m.  (Los Angeles local time) on any Trading Day, (c) one Trading Day following the date of overnight delivery,  if sent by U.S. nationally recognized overnight courier service,  or (d) upon actual receipt by the party to whom such notice is required to be given (or actual  delivery to such  person's  address of record).
The  addresses  for such notices and  communications  are those set forth on the signature  pages  hereof,  or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     5.3  Amendments;  Waivers.  No  provision of this  Agreement  may be waived  or  amended  except in a written  instrument  signed,  in the case of an amendment,  by the  Company  and  each of the  Purchasers  or,  in the case of a waiver,  by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this  Agreement  shall be deemed to be a  continuing  waiver in the  future or a waiver of any subsequent  default or a waiver of any other provision,  condition or  requirement  hereof,  nor  shall any delay or  omission  of either  party to exercise  any right  hereunder  in any manner  impair the  exercise  of any such right.

     5.4  Headings.  The headings herein are for convenience only, do not constitute a part of this  Agreement  and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent,  and no rules of strict construction will be applied against any party.

     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted  assigns.
The Company may not assign this Agreement or any rights or obligations hereunder without the prior written  consent of the  Purchasers.  Any Purchaser may assign its rights under this  Agreement and the  Registration  Rights  Agreement to any
Person to whom such Purchaser assigns or transfers any Securities.

     5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties  hereto and their  respective  successors  and  permitted assigns and is not for the benefit of, nor may any provision  hereof be enforced
by,  any  other  Person,   except  as  otherwise  set  forth  in   Section
4.8.

     5.7  Governing  Law;  Venue;  Waiver of Jury  Trial.  All  questions concerning the  construction,  validity,  enforcement and  interpretation of the
Transaction  Documents  shall be  governed  by and  construed  and  enforced  in accordance with the internal laws of the State of California,  without regard to the  principles  of conflicts  of law thereof.  Each party agrees that all legal proceedings  concerning  the  interpretations,  enforcement  and  defense of the transactions  contemplated by this Agreement and any other Transaction Documents
(whether brought against a party hereto or its respective affiliates, directors, officers,  shareholders,  employees or agents) shall be commenced exclusively in the state and  Federal  courts  sitting in the City of Los  Angeles.  Each party hereby  irrevocably  submits  to the  exclusive  jurisdiction  of the  state and federal  courts sitting in the City of Los Angeles for the  adjudication  of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein  (including with respect to the enforcement of any of the Transaction  Documents),  and hereby  irrevocably  waives, and agrees not to assert in any suit,  action or  proceeding,  any claim that it is not personally subject  to the  jurisdiction  of any such  court,  that  such  suit,  action or proceeding is improper or  inconvenient  venue for such  proceeding.  Each party hereby  irrevocably  waives personal  service of process and consents to process being served in any such suit,  action or  proceeding  by mailing a copy thereof via  registered  or  certified  mail or  overnight  delivery  (with  evidence of delivery)  to such party at the  address in effect for  notices to it under this
Agreement  and agrees that such service  shall  constitute  good and  sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve  process in any manner  permitted by law.
The parties  hereby  waive all rights to a trial by jury.  If either party shall commence an action or  proceeding to enforce any  provisions of the  Transaction
Documents,  then the  prevailing  party in such  action or  proceeding  shall be reimbursed  by the other  party  for its  attorneys'  fees and  other  costs and expenses  incurred with the  investigation,  preparation and prosecution of such action or proceeding.

     5.8  Survival.  The representations and warranties  contained herein shall survive the Closing and the delivery,  exercise  and/or  conversion of the
Securities, as applicable for the applicable statue of limitations.

     5.9  Execution.  This  Agreement  may be  executed  in  two or  more counterparts,  all of which when taken  together shall be considered one and the same agreement and shall become effective when  counterparts have been signed by each party and  delivered  to the other  party,  it being  understood  that both parties need not sign the same  counterpart.  In the event that any signature is delivered by facsimile  transmission,  such  signature  shall create a valid and binding  obligation of the party executing (or on whose behalf such signature is executed)  such  document  with the same force and  effect as if such  facsimile signature page were an original thereof.

     5.10 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect,  the validity and enforceability of the remaining  terms  and  provisions  of  this  Agreement  shall  not in any way be affected or impaired  thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor,  and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.11  Replacement  of  Securities.  If any certificate or instrument evidencing any Securities is mutilated,  lost, stolen or destroyed,  the Company shall  issue or cause to be issued in  exchange  and  substitution  for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument,  but only upon receipt of evidence reasonably satisfactory to the
Company  of such  loss,  theft  or  destruction  and  customary  and  reasonable indemnity, if requested.

     5.12 Remedies.  In addition to being entitled to exercise all rights provided herein or granted by law,  including  recovery of damages,  each of the
Purchasers  and the Company will be entitled to specific  performance  under the
Transaction  Documents.  The  parties  agree that  monetary  damages  may not be adequate  compensation  for  any  loss  incurred  by  reason  of any  breach  of obligations  described in the  foregoing  sentence and hereby agrees to waive in any action for specific  performance  of any such  obligation the defense that a remedy at law would be adequate.

     5.13 Fees and  Expenses.  Each party shall pay the fees and expenses of its advisers,  counsel,  accountants and other experts, if any, and all other expenses  incurred  by such  party  incident  to the  negotiation,  preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of any Securities.

     5.14 Independent  Nature of Purchasers'  Obligations and Rights. The
obligations of each Purchaser under any Transaction Document are several and not joint with the  obligations of any other  Purchaser,  and no Purchaser  shall be responsible  in any way for the  performance  of the  obligations  of any  other
Purchaser under any Transaction  Document.  Nothing  contained  herein or in any
Transaction  Document,  and no action taken by any Purchaser  pursuant  thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint  venture  or any other kind of entity,  or create a  presumption  that the
Purchasers  are in any way acting in concert or as a group with  respect to such obligations or the transactions  contemplated by the Transaction Document.  Each
Purchaser  shall be  entitled to  independently  protect and enforce its rights, including without  limitation the rights arising out of this Agreement or out of the other  Transaction  Documents,  and it shall not be necessary  for any other
Purchaser  to be  joined  as an  additional  party  in any  proceeding  for such purpose.  Each Purchaser has been  represented by its own separate legal counsel in their review and  negotiation of the  Transaction  Documents.  For reasons of administrative  convenience only,  Purchasers and their respective  counsel have chosen  to  communicate  with  the  Company  through  Richardson  &  Patel  LLP.
Richardson & Patel LLP does not  represent  any of the  Purchasers in connection with this transaction. Certain attorney members of Richardson & Patel LLP may be
Purchasers hereunder. The Company has elected to provide all Purchasers with the same terms and Transaction  Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this Note and Warrant
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

AMERICANA PUBLISHING, INC.                                                Address for Notice:

By:__________________________________________                             303 San Mateo NE
     George Lovato, Jr.                                                   Suite 104A
     Chief Executive Officer                                              Albuquerque, NM  87108
                                                                          Facsimile: (505) 265-0632
With a copy to (which shall not constitute notice):                       Richardson & Patel, LLP
                                                                          10900 Wilshire Blvd, Suite 500
                                                                          Los Angeles, CA 90024
                                                                          Attention:  Addison K. Adams, Esq.
                                                                          Facsimile: (310) 208-1154

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASER FOLLOWS]

  [PURCHASER SIGNATURE PAGES TO AMERICANA NOTE AND WARRANT PURCHASE AGREEMENT]

     IN WITNESS  WHEREOF,  the  undersigned  have  caused  this Note and Warrant
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

Name of Purchaser: _______________________________________________________________

Signature of Authorized Signatory of Purchaser: ________________________________________

Name of Authorized Signatory: ____________________________________________________

Title of Authorized Signatory: _____________________________________________________

Email Address of Authorized Entity:________________________________________________

Address for Notice of Purchaser:

________________________________________________

________________________________________________

________________________________________________

________________________________________________

________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):

________________________________________________

________________________________________________

________________________________________________

________________________________________________

________________________________________________

Subscription Amount:                $_____________________________

Warrant Shares:            ______________________________ (200 times Subscription Amount)

EIN/SSN:                            ______________________________

                           [SIGNATURE PAGES CONTINUE]

                                    Exhibit A

                                Escrow Agreement
                                 (see attached)